PayPal Funds

June 23, 2011

(supplement to Prospectus dated April 30, 2011)

To shareholders of the PayPal Money Market Fund (the “Fund”):

Based on a recommendation from PayPal Asset Management, Inc., the investment adviser to the Fund, the Board of Trustees (the “Board”) for the PayPal Funds has approved the closing and liquidation of the Fund, which is scheduled to occur at the close of business on July 29, 2011.

Effective June 23, 2011, no new shareholders will be allowed to open accounts with the Fund.

For all shareholders with share balances in the Fund after July 29, 2011, those shares will be redeemed and amounts returned to the regular PayPal accounts of those shareholders on or about August 1, 2011.  Shareholders will receive back into their PayPal accounts the value of their Fund accounts as shown at the close of business on July 29, without any deduction.  Of course, any shareholder is free to redeem the shareholder’s investment before then and have the balance instead held in the regular PayPal account.

There is nothing special that any shareholder is required to do; all redemptions and transfers will be done automatically, unless a shareholder has previously redeemed the balance.

PayPal and the Board are grateful for all investments made by shareholders in the Fund since its inception over a decade ago.

Investors should visit the PayPal web site at www.paypal.com for further information.

Investors should retain this supplement with the prospectus for future reference.

Please call (888) 215-5506 with any questions.

Sincerely,

PayPal Funds